Exhibit 99.1
Ares Management Corporation Completes Acquisition of GCP International

Establishes Over $115 Billion Global Real Assets Platform With Enhanced Capabilities
Across New Economy Sectors and Attractive Geographies

NEW YORK — March 3, 2025 — Ares Management Corporation (NYSE: ARES) (“Ares”) announced today that it has completed its acquisition of the international business of GLP Capital Partners Limited, excluding its operations in Greater China, and certain of its affiliates (“GCP International”). With the addition of GCP International, Ares’ leading global alternative investment platform managed over $525 billion in assets, including more than $115 billion in its global Real Assets business, as of December 31, 2024.

The transaction adds important geographic exposure in Asia with a significant presence in Japan through one of the largest logistics platforms in the country, local logistics platforms in emerging economies such as Brazil and Vietnam and an expanded presence in Europe and the U.S. The addition of GCP International alongside the recently completed acquisition of Walton Street Mexico cements Ares as a top three global owner and operator of logistics assets with over 570 million square feet of logistics properties around the world. Further, the acquisition of GCP International has enhanced Ares’ capabilities in other high-conviction sectors, including digital infrastructure and self-storage. More broadly, Ares has reinforced its position as a leading global real estate investor, differentiated by its local investment approach and vertically integrated operating and development capabilities across sectors and regions.

In addition, Ares now operates a digital infrastructure business with several large hyperscale projects in process across key global markets that collectively represent over 1GW of IT capacity, including approximately 500MW in projects currently underway, as well as a substantial pipeline of future growth. These projects have attracted strong investor interest and, in combination with Ares’ existing climate, real estate and digital infrastructure capabilities, should enable Ares to achieve significant scale for this business.

Ares’ strong presence in logistics, digital infrastructure and traditional real estate sectors positions the platform as a leader in fast-growing new economy sectors. Ares believes the opportunities in these sectors will continue to be fueled by rising demand for new technologies, significant changes in global supply chains and evolving demographic trends that are transforming how communities live and work.

Ming Mei, currently CEO of GLP and GCP’s remaining business, will continue to support Ares’ growth initiatives as a Partner and Senior Advisor, and Michael Steele, most recently President at GCP International, has joined Ares as a Partner in its Real Assets Group. In addition, colleagues across GCP International’s global team have joined Ares Real Estate, which will continue to be led by Co-Heads Bill Benjamin and Julie Solomon.

“We are proud to welcome our new team members as we establish a powerhouse in the critical real asset sectors driving the new economy,” said Michael Arougheti, Chief Executive Officer of Ares. “Together, we have the scale, relationships and experience to benefit from the long-term secular tailwinds that are facilitating unprecedented growth in logistics, digital infrastructure and clean energy assets. We look forward to accelerating execution against our strategic objectives, including growing our global footprint and expanding across asset classes and institutional and retail investor offerings, to deliver an enhanced value proposition for our investors, stockholders and other market participants.”

“Over the last decade, we have aimed to solidify Ares Real Estate as a leading global investor through our skilled team, longstanding investor and sponsor relationships and performance across market cycles,” said Mr. Benjamin and Ms. Solomon. “As we start on this next chapter, the combination of our collaborative cultures, strong sector focus and deep local networks gives us conviction in the power of our platform. We are more excited than ever to be bringing together two top-tier firms and are confident that our integrated team’s breadth of experience and disciplined investment approach will fuel our ability to capitalize on attractive long-term structural trends in global real estate markets.”

Advisors

Eastdil Secured, L.L.C., Barclays, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC served as financial advisors to Ares, with Latham & Watkins acting as legal counsel. Citigroup, Morgan Stanley & Co. LLC, Greenhill, a Mizuho affiliate, UOB Group and Deutsche Bank served as financial advisors to GCP International and Kirkland & Ellis LLP served as legal counsel.

About Ares Management Corporation

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, real estate, private equity and infrastructure asset classes. We seek to provide flexible capital to support businesses and create value for our stakeholders and within our communities. By collaborating across our investment groups, we aim to generate consistent and attractive investment returns throughout market cycles. As of December 31, 2024, including the acquisition of GCP International which closed on March 1, 2025, Ares Management Corporation's global platform had over $525 billion of assets under management, with operations across North America, South America, Europe, Asia Pacific and the Middle East. For more information, please visit www.aresmgmt.com.

Forward-Looking Statements

Statements included herein contain forward-looking statements within the meaning of the federal securities laws. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on Ares’ beliefs, assumptions and expectations of Ares’ future performance, taking into account all information currently available to Ares. Such forward-looking statements are subject to various risks and uncertainties, including Ares’ ability to effectively integrate each of GCP International and Walton Street Mexico into Ares’ operations and to achieve the expected benefits therefrom, and assumptions including those relating to the acquisitions of GCP International and Walton Street Mexico, Ares’ operations, financial results, financial condition, business prospects, growth strategy and liquidity. Some of these factors are described in the Annual Report on Form 10-K for the year ended December 31, 2024, including under the headings “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These factors should not be construed as exhaustive and should be read in conjunction with the risk factors and other cautionary statements that are included in this report and in Ares’ other periodic filings. If one or more of these or other risks or uncertainties materialize, or if Ares’ underlying assumptions prove to be incorrect, Ares’ actual results may vary materially from those indicated in these forward-looking statements. New risks and uncertainties arise over time, and it is not possible for Ares to predict those events or how they may affect Ares. Therefore, you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Ares does not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts

Media:
Priscila Roney, +1 212-808-1185
media@aresmgmt.com

Investors:
Greg Mason, Carl Drake
irares@aresmgmt.com